SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):              April 21, 2000


                           Alliant Energy Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-9894                         39-1380265
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.

          On April 21, 2000, Alliant Energy Corporation issued a press release announcing its earnings for the first quarter ended March 31, 2000. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99.1) Alliant Energy Corporation Press Release dated April 21, 2000.



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



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALLIANT ENERGY CORPORATION



Date:  May 1, 2000                       By:  /s/ Daniel A. Doyle
                                            ------------------------------------
                                            Daniel A. Doyle
                                            Vice President, Chief Accounting and
                                              Financial Planning Officer



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


                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 21, 2000


Exhibit
Number
-------

(99.1)            Alliant Energy Corporation Press Release dated April 21, 2000.



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